RELATED PARTIES TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Loans to Related Parties
Related Party Transactions

Loans to directors, executive officers, principal holders of First Financial’s common stock and certain related persons were as follows:

(Dollars in thousands)	2016
Beginning balance	$10,483
Additions	2,334
Deductions	(5,887)
Ending balance	$6,930
Loans 90 days or more past due	$0

Related parties of First Financial, as defined for inclusion in the table above, were clients of, and had transactions with, subsidiaries of First Financial during the periods noted. Similar transactions with related parties may be expected in future periods.